DIMENSIONAL INVESTMENT GROUP INC.

The DFA Small Cap Institutional Portfolio

SUPPLEMENT TO PROSPECTUS
DATED APRIL 1, 2001

        Please replace all references in the prospectus to "The DFA Small Cap Institutional Portfolio" with "The DFA U.S. Small Cap Institutional Portfolio."

        Please delete the fifth sentence in the first complete paragraph on page 6, and replace it with the following: “As a non-fundamental policy, under normal circumstances, the U.S. Small Cap Series will invest at least 80% of its net assets in securities of U.S. small cap companies.”

The date of this Supplement is August 20, 2001.

DIMENSIONAL INVESTMENT GROUP INC.

The DFA Small Cap Institutional Portfolio

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 1, 2001

         Please replace all references in the SAI to "The DFA Small Cap Institutional Portfolio" with "The DFA U.S. Small Cap Institutional Portfolio."

The date of this Supplement is August 20, 2001.